PIMCO Funds: Pacific Investment Management Series

Supplement dated March 7, 2003 to the Class A, B and C
Prospectus dated November 26, 2002

In the individual Fund Summary pages for each of the Funds listed below, under the heading "Fees and Expenses of the Fund," the "Examples" table has been revised to reflect the following values for Year 10.

Fund	Year 10: With or without redemption of shares at the end of the period	Year 10 Footnote: For Class B shares purchased prior to January 1, 2002
Convertible Fund	$1,995	$1,903
Emerging Markets Bond Fund	2,171	2,078
Foreign Bond Fund	1,821	1,727
Global Bond Fund II	1,821	1,727
GNMA Fund	1,766	1,672
High Yield Fund	1,754	1,661
Investment Grade Corporate Bond Fund	1,754	1,661
Long-Term U.S. Government Fund	1,777	1,683
Low Duration Fund	1,754	1,661
Money Market Fund	1,603	1,489
Real Return Fund	1,754	1,661
Short-Term Fund	1,889	1,788
StocksPLUS Fund	1,930	1,837
Strategic Balanced Fund	2,102	2,011
Total Return Mortgage Fund	1,754	1,661

In addition, under the heading "Assuming you redeem shares at the end of the period" in the "Examples" table for the Money Market Fund- Class C shares, the Year 1 amount is $66.

Investors Should Retain This Supplement For Future Reference